Exhibit 10.1

FORM OF FIRST AMENDMENT

TO

SUBSCRIPTION AGREEMENT

This First Amendment (“First Amendment”) to the Subscription Agreement (as defined below) is made and entered into as of May , 2025 by and among Distoken Acquisition Corporation, an exempted company incorporated under the laws of the Cayman Islands (“SPAC”), Youlife Group Inc., an exempted company newly formed under the laws of the Cayman Islands (the “Issuer”) and the undersigned subscriber (the “Investor”), in connection with the Business Combination Agreement, dated as of May 17, 2024, as amended on November 13, 2024 and January 17, 2025 (as it may be further amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among SPAC, the Issuer, Youlife International Holdings Inc., an exempted company incorporated under the laws of the Cayman Islands (the “Company”) and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subscription Agreement (as defined below).

RECITALS:

WHEREAS, the SPAC, the Issuer and the Investor have entered into that certain Subscription Agreement, dated as of April , 2025 (the “Original Agreement,” and as amended, including by this First Amendment, the “Subscription Agreement”); and

WHEREAS, Section 12(g) of the Original Agreement provides that the Original Agreement may not be modified, waived or terminated except by an instrument in writing, signed by each of the parties thereto, provided, however, that no modification or waiver by the Issuer of the provisions of the Original Agreement prior to the Closing shall be effective without the prior written consent of the Company (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement); and

WHEREAS, the Parties now desire to amend the Original Agreement to extend the long stop date.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Subscription Agreement, the parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1. Amendments to Subscription Agreement.

(a) Section 10 of the Original Agreement is hereby amended by replacing it in its entirety with the following:

“(a) This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, and (ii) the mutual written agreement of each of the parties hereto and the Company to terminate this Subscription Agreement, and (b) this Subscription Agreement may be terminated by any party by giving written notice to the other parties hereto, in which case this Subscription Agreement shall be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, if the Closing has not occurred by June 30, 2025 other than as a result of a breach of the Investor’s obligations hereunder; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. The Issuer shall notify the Investor in writing of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with clause (a) or (b) above , this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to the Issuer in connection herewith shall promptly (and in any event within two (2) business days) following the termination of this Subscription Agreement be returned to the Investor. “

2. Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Original Agreement are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Subscription Agreement in the Subscription Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this First Amendment (or as the Subscription Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Original Agreement, as amended by this First Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Subscription Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this First Amendment, the provision of this First Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded. Section 12 of the Original Agreement are hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this First Amendment as if all references to the “Subscription Agreement” contained therein were instead references to this First Amendment.

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IN WITNESS WHEREOF, each party hereto has caused this First Amendment to be signed and delivered as of the date first written above.

The Issuer: Youlife Group Inc.

By:
Name:
Title:

IN WITNESS WHEREOF, each party hereto has caused this First Amendment to be signed and delivered as of the date first written above.

SPAC: Distoken Acquisition Corporation

By:
Name:
Title:

IN WITNESS WHEREOF, each party hereto has caused this First Amendment to be signed and delivered as of the date first written above.

The Investor:

By:
Name:
Title: